Earnings per share	12 Months Ended
Dec. 31, 2023
Disclosure of earnings per share [Abstract]
Earnings per share
Note 41: Earnings per share

	2023 £m	2022 £m	2021 £m
Profit attributable to ordinary shareholders – basic and diluted[1]	4,933	3,389	5,355

	2023 million	2022 million	2021 million
Weighted average number of ordinary shares in issue – basic	64,953	68,847	70,937
Adjustment for share options and awards	807	835	848
Weighted average number of ordinary shares in issue – diluted	65,760	69,682	71,785

Basic earnings per share[1]	7.6p	4.9p	7.5p
Diluted earnings per share[1]	7.5p	4.9p	7.5p
1    Restated for the adoption of IFRS 17; see notes 1 and 54.
Basic earnings per share are calculated by dividing the net profit attributable to equity shareholders by the weighted average number of ordinary shares in issue during the year, which has been calculated after deducting 180 million (2022: 198 million; 2021: 19 million) ordinary shares representing the Group’s holdings of own shares in respect of employee share schemes.
For the calculation of diluted earnings per share the weighted average number of ordinary shares in issue is adjusted to assume conversion of all dilutive potential ordinary shares that arise in respect of share options and awards granted to employees. The number of shares that could have been acquired at the annual average price of the Company’s shares based on the monetary value of the subscription rights attached to outstanding share options and awards is determined. This is deducted from the number of shares issuable under such options and awards to leave a residual bonus amount of shares which are added to the weighted average number of ordinary shares in issue, but no adjustment is made to the profit attributable to equity shareholders.
There were 41 million anti-dilutive share options and awards excluded from the calculation of diluted earnings per share (2022: 63 million; 2021: 143 million).